AEF-ASEF-SOAI SUP 120318

Statement of Additional Information Supplement dated December 3, 2018

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Class A, C, P, R, R5, R6, S, Y, and Investor Class shares, as applicable, of the Funds listed below:

Invesco Charter Fund	Invesco Energy Fund	Invesco Technology Fund
Invesco Diversified Dividend Fund	Invesco Gold & Precious Metals Fund
Invesco Dividend Income Fund	Invesco Summit Fund

The following information replaces in its entirety the third paragraph under the heading “Short Sales” in the Statements of Additional Information:

“To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, a Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will earmark or segregate an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked to market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that a Fund may lose on a short sale. Short sale transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.”

AEF-ASEF-SOAI SUP 120318